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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Artecon, Inc. of our report dated January 16, 1998, relating to the financial statements of Storage Dimensions, Inc., which appears on page F-2 of the Registration Statement on Form S-4 of Storage Dimensions, Inc.




Price Waterhouse LLP
San Jose, California
June 8, 1998